UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Original Report: October 30, 2003

(earliest event reported)

APPLE HOSPITALITY FIVE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-100044	76-0713476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 South Third Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple Hospitality Five, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated October 30, 2003 and filed November 13, 2003 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 7. Financial Statements and Exhibits

a. Financial Statements of Businesses Acquired

Eight Western Acquisition Hotels

Independent Auditors’ Report	2
Combined Balance Sheets—January 3, 2003 and December 28, 2001	3
Combined Statements of Partners’ Deficit—for the Years ended January 3, 2003 and December 28, 2001	4
Combined Statements of Operations—for the Years ended January 3, 2003 and December 28, 2001	5
Combined Statements of Cash Flows—for the Years ended January 3, 2003 and December 28, 2001	6
Notes to the Combined Financial Statements	7

Eight Western Acquisition Hotels (Unaudited Statements)

Combined Balance Sheet—September 12, 2003	12
Combined Statement of Partners’ Deficit—for the Period January 4, 2003 through September 12, 2003	13
Combined Statement of Operations—for the Period January 4, 2003 through September 12, 2003	13
Combined Statement of Cash Flows—for the Period January 4, 2003 through September 12, 2003	14

b. Pro Forma Financial Information

Apple Hospitality Five, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003 (unaudited)	15
Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)	16
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2002 and the Nine Months Ended September 30, 2003 (unaudited)	17
Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited)	20

c. Exhibits

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Apple Hospitality Five, Inc.

Richmond, Virginia

We have audited the accompanying combined balance sheets of the Western Acquisition Hotels (the Hotels), as of January 3, 2003 and December 28, 2001, and the related combined statements of operations, partners’ deficit and cash flows for the years then ended. These combined financial statements are the responsibility of the management of the hotels. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above, present fairly, in all material respects, the financial position of the Hotels as of January 3, 2003 and December 28, 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

December 12, 2003

WESTERN ACQUISITION HOTELS

COMBINED BALANCE SHEETS

JANUARY 3, 2003 AND DECEMBER 28, 2001

ASSETS

	2002	2001
INVESTMENT IN HOTEL PROPERTIES:
Land	$10,173,605	$10,156,510
Construction in Progress	—	6,497,780
Buildings and Improvements	69,952,408	61,265,499
Furnishings and Equipment	11,351,358	9,927,774

TOTAL	91,477,371	87,847,563
Less: Accumulated Depreciation	(14,050,064)	(10,550,522)

NET INVESTMENT IN HOTEL PROPERTIES	77,427,307	77,297,041

Cash and Cash Equivalents	3,052,857	2,447,631
Accounts Receivable—Trade	455,624	531,149
Prepaids and Other	179,778	115,868
Mortgage Escrows	1,555,491	1,118,003
Due from Affiliate	—	84,496
Loan Costs, Net	626,601	933,731
Franchise Fees, Net	220,718	233,606

	6,091,069	5,464,484

TOTAL ASSETS	$83,518,376	$82,761,525

LIABILITIES AND PARTNERS’ DEFICIT

	2002	2001
LIABILITIES:
Mortgages Payable	$83,513,867	$81,304,025
Accounts Payable	431,198	302,105
Accrued Compensation and Benefits	114,714	187,173
Accrued Expenses	1,399,498	1,077,385
Accrued Management Fees and Franchise Fees	35,346	21,495
Due to Affiliate	6,118	—

TOTAL LIABILITIES	85,500,741	82,892,183
PARTNERS’ DEFICIT	(1,982,365)	(130,658)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$83,518,376	$82,761,525

The accompanying notes are an integral part of these combined financial statements.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENTS OF PARTNERS’ DEFICIT

YEARS ENDED JANUARY 3, 2003 AND DECEMBER 28, 2001

Balance, December 29, 2000	$(429,026)
Net Income	2,635,661
Equity Distributions, Net	(2,337,293)

Balance, December 28, 2001	(130,658)
Net Income	2,686,591
Equity Distributions, Net	(4,538,298)

Balance, January 3, 2003	$(1,982,365)

COMBINED STATEMENTS OF OPERATIONS

YEARS ENDED JANUARY 3, 2003 AND DECEMBER 28, 2001

	2002	2001
REVENUES:
Rooms	$28,549,025	$27,554,895
Food and Beverage	3,153,684	3,137,993
Telephone	623,710	764,267
Other Operating Departments	741,905	493,584

TOTAL REVENUES	33,068,324	31,950,739

EXPENSES:
Rooms	5,935,394	5,721,753
Food and Beverage	2,667,442	2,661,288
Telephone	358,495	320,169
General and Administrative	3,318,886	3,038,948
Marketing and Pre-Opening	1,944,915	1,873,670
Property Operations and Energy	2,588,674	2,324,606
Property Taxes and Insurance	2,105,434	1,729,063
Depreciation and Amortization	3,903,375	3,745,672
Management and Royalty Fees	2,124,577	2,124,782
Mortgage Interest	5,434,541	5,775,127

TOTAL EXPENSES	30,381,733	29,315,078

NET INCOME	$2,686,591	$2,635,661

The accompanying notes are an integral part of these combined financial statements.

WESTERN ACQUISITION HOTELS

COMBINED STATEMENTS OF CASH FLOWS

YEARS ENDED JANUARY 3, 2003 AND DECEMBER 28, 2001

	2002	2001

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$2,686,591	$2,635,661
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	3,499,542	3,364,443
Amortization	403,833	381,229
Change in:
Accounts Receivable—Trade	75,525	(209,483)
Prepaids and Other	(63,910)	135,845
Mortgage Escrows	(437,488)	(1,048,904)
Due From/To Affiliate	90,614	502,704
Accounts Payable	129,093	(32,420)
Accrued Expenses	263,505	(111,950)

NET CASH FLOWS FROM OPERATING ACTIVITIES	6,647,305	5,617,125

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Purchase of Hotel Properties	(3,629,808)	(10,965,812)
Payment of Franchise Fees	—	(55,600)

NET CASH FLOWS TO INVESTING ACTIVITIES	(3,629,808)	(11,021,412)

(Continued)

WESTERN ACQUISITION HOTELS

COMBINED STATEMENTS OF CASH FLOWS

YEARS ENDED JANUARY 3, 2003 AND DECEMBER 28, 2001

	2002	2001
CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Payment of Loan Costs	(83,815)	(329,930)
Mortgage Loan Proceeds	3,647,155	9,300,025
Mortgage Loan Curtailments	(1,437,313)	(874,259)
Equity Distributions	(4,538,298)	(2,337,293)

NET CASH FLOWS FROM (TO) FINANCING ACTIVITIES	(2,412,271)	5,758,543

NET INCREASE IN CASH AND CASH EQUIVALENTS	605,226	354,256
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,447,631	2,093,375

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,052,857	$2,447,631

SUPPLEMENTAL DISCLOSURES
Interest Paid:
Capitalized to Investment in Hotel Properties	$59,708	$171,101
Expensed	$5,434,541	$5,775,127

NONCASH FINANCING AND INVESTING ACTIVITIES:

During the years ended January 3, 2003 and December 28, 2001, permanent and or construction loan financings in the amounts of $15,070,820 and $6,337,845, respectively were curtailed with proceeds from mortgages payable.

The accompanying notes are an integral part of these combined financial statements.

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS

JANUARY 3, 2003 AND DECEMBER 28, 2001

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined financial statements present the financial information of the following Hotel properties as of January 3, 2003 and December 28, 2001 and for the years then ended.

Location	Hotel Brand	Owner Entity	Number of Guest Rooms	Opening Date
Addison, Texas (Quorum Drive)	Courtyard by Marriott	Acourt Hotel, Ltd.	176	March, 2000

Brownsville, Texas	Marriott Residence Inn	BMRI Hotel Property, Ltd.	102	November, 2000

Dallas, Texas (DFW Airport)	Marriott Residence Inn	DFW Freeport R.I. Hotel Property, Ltd.	100	February, 2001

Harlingen, Texas	Courtyard by Marriott	Hartel Properties I, LP	114	September, 1996

Houston, Texas (Westchase)	Courtyard by Marriott	Westel Properties I, Ltd.	153	February, 1999

Las Vegas, Nevada	Marriott Suites	LV Contel Property, LP	278	November, 1997

Dallas, Texas (Park Central)	Marriott Residence Inn	PCRI Property, LP	139	February, 2002

Tucson, Arizona (Williams Centre)	Courtyard by Marriott	Tucson Property, Ltd.	153	December, 1996

The above Hotel properties were developed by W. I. Realty I, L. P. Daily operations of the Brownsville, DFW Airport, Harlingen, Westchase and Park Central hotels were managed by Texas Western Management Partners, L. P. The daily operations of the Quorum Drive, Las Vegas and Tucson hotels were managed by Marriott International, Inc. or affiliates thereof. The Partnership assets were managed by W. I. Realty I, L. P. who conducts business under the name Western International.

The Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel localities impact the Hotels’ revenues and ability to collect accounts receivable.

52/53 Week Year—The Hotels operate on a 52/53 week year ending on the Friday closest to December 31. The financial statements presented encompass the 53 week period ended January 3, 2003 and the 52 week period ended December 28, 2001.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents includes short-term interest bearing accounts with original maturities of 90 days or less. Fair value approximates carrying values.

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS—(Continued)

JANUARY 3, 2003 AND DECEMBER 28, 2001

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Concentrations—Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

Principles of Combination—The combined financial statements include the account balances and transactions of the above noted Hotels. All material intercompany account balances and transactions have been eliminated in combination. Transactions that are entity specific have also been eliminated.

Accounts Receivable—Accounts receivable is comprised primarily of trade receivables due from Hotel guests. An allowance for doubtful accounts is based on management’s estimate of the expected collectibility of these trade receivables.

Investment in Hotels—Land, buildings and improvements and furnishings and equipment are stated at the Owners’ cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the Hotels and develop the sites up to the time the Hotels are placed in operation.

Buildings and improvements are depreciated using straight-line methods over forty year lives. Depreciation of furnishings and equipment is calculated using straight-line methods over five year lives.

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Revenue Recognition—Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Income Taxes—Each of the hotels was owned by a limited partnership during the financial statement periods. Income and losses of a limited partnership are passed through to the owners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

Advertising—Advertising costs are expensed in the period incurred.

Loan Costs—Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotels’ normal depreciation policies. Permanent loan costs are amortized using straight-line methods over the terms of the respective mortgages. Amortization expense totaled $390,945 and $370,889 for the years ended January 3, 2003 and December 28, 2001, respectively.

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS—(Continued)

JANUARY 3, 2003 AND DECEMBER 28, 2001

NOTE 3—RELATED PARTY TRANSACTIONS

The following affiliate fees were expensed:

Payee	Fee Type	Method of Determination	January 3, 2003	December 28, 2001
Marriott International, Inc. or Affiliates	Royalty Fees	5.0% of Room Revenue	$621,902	$513,548

Marriott International, Inc., or Affiliates	Base Management Fees	3.0% to 7.0% of Room Revenue	$857,623	$896,349

Marriott International, Inc., or Affiliates	Incentive Management Fees	25% of Available Cash Flow	$239,825	$376,118

Texas Western Management Partners LP	Base Management Fees	3.0% of Gross Revenue	$405,227	$338,767

Texas Western Management Partners LP	Incentive Management Fees	20% of Available Cash Flow	$—	$—

The Hotels also pay Marriott International Inc. marketing fees equal to 2.0% to 2.5% of room revenue, reservation system fees and certain other fees.

The five Hotels that are managed by Texas Western Management Partners, LP each pay the management company an accounting services fee of $26,000 per year.

Franchise fees totaling $262,400 have been paid to Marriott International, Inc. The fees have been capitalized and amortized using the straight-line method over twenty year terms commencing on the hotel opening dates. Amortization expense totaled $12,888 and $10,340 for the respective years ended January 3, 2003 and December 28, 2001.

The due from/to affiliate balances represent amounts due from or owed to Marriott International, Inc. The accrued management fee balances are owed to Texas Western Management Partners, L.P. All amounts are anticipated to be paid in the near future.

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS—(Continued)

JANUARY 3, 2003 AND DECEMBER 28, 2001

NOTE 4—MORTGAGE LOANS PAYABLE

Below is a summary of the mortgage loan terms and balances for the respective hotel properties as of the financial statement dates:

								Principal Balances
Payee	Lender	Origination Date	Original Principal	Payment Terms	Interest Rate	Security	Maturity Date	January 3, 2003	December 28, 2001
Addison Courtyard by Marriott	GMAC Commercial Mortgage	7/13/00	$14,150,000	25 Year Amortization	>LIBOR or 8.25%	See Note A Below	8/4/04	$13,900,834	$14,081,882

Brownsville Marriott Residence Inn	GMAC Commercial Mortgage	4/11/01	$6,250,000	25 Year Amortization	>LIBOR or 8.25%	See Note A Below	5/1/04	$6,203,718	$6,250,000

DFW Marriott Residence Inn	GMAC Commercial Mortgage	4/11/01	$6,933,000	25 Year Amortization	>LIBOR or 8.25%	See Note A Below	5/1/04	$6,881,660	$6,933,000

Harlingen Courtyard by Marriott	GMAC Commercial Mortgage	5/17/01	$4,850,000	Monthly Payments of $39,054 until Maturity	8.5%	See Note A Below	6/1/11	$4,765,650	$4,821,055

Houston Westchase Courtyard by Marriott	GMAC Commercial Mortgage	3/2/99	$7,050,000	25 Year Amortization	LIBOR Plus 2.75%	See Note A Below	4/1/04	$6,711,061	$6,880,256

Las Vegas Marriott Suites	GMAC Commercial Mortgage	4/20/98	$24,000,000	25 Year Amortization	LIBOR Plus 2.5%	See Note B Below	Refinanced May, 2003 Proceeds $31,000,000	$22,455,969	$23,081,046

Las Vegas Marriott Suites	GMAC Commercial Mortgage	4/20/98	$6,000,000	25 Year Amortization	LIBOR Plus 5.0%	See Note B Below	Refinanced May, 2003 Proceeds $31,000,000	$5,731,445	$5,845,699

Park Central Marriott Residence Inn	Texas Capital Bank	3/29/01	$9,985,000	Construction Financing	LIBOR Plus 2.2%	See Note B Below	Paid 5/23/02	$—	$6,337,845

Park Central Marriott Residence Inn	GMAC Commercial Mortgage	5/23/02	$9,985,000	Interest Only	>LIBOR or 8.25%	See Note A Below	6/1/05	$9,985,000	$—

Tucson Courtyard by Marriott	GMAC Commercial Mortgage	6/20/97	$7,500,000	25 Year Amortization	LIBOR Plus 3.5%	See Note B Below	6/15/04	$6,878,530	$7,073,242

TOTALS								$83,513,867	$81,304,025

WESTERN ACQUISITION HOTELS

NOTES TO THE COMBINED FINANCIAL STATEMENTS—(Continued)

JANUARY 3, 2003 AND DECEMBER 28, 2001

NOTE 4—MORTGAGE LOANS PAYABLE (Continued)

Note A—Security—Real estate, personal property, assignments of leases and profits, guaranteed by W. I. Realty, L.C.

Note B—Security—Real estate, personal property, assignment of leases and profits.

NOTE 5—CONTINGENT LIABILITIES

The general contractor involved in the construction of the Park Central Marriott Residence Inn has asserted a claim against the property owner to recover costs they incurred to remedy a mold situation at the hotel. Management believes the likelihood of an unfavorable outcome is remote. Accordingly, a liability has not been recorded.

NOTE 6—SUBSEQUENT EVENT

Apple Hospitality Five, Inc. purchased the Hotel properties and certain related assets, net of liabilities, on October 11, 2003 for a combined purchase price of $131,800,000.

WESTERN ACQUISITION HOTELS

COMBINED BALANCE SHEET (UNAUDITED)

SEPTEMBER 12, 2003

ASSETS

INVESTMENT IN HOTEL PROPERTIES:
Land	$10,191,199
Buildings and Improvements	69,917,603
Furnishings and Equipment	11,513,999

TOTAL	91,622,801
Less: Accumulated Depreciation	(16,191,286)

NET INVESTMENT IN HOTEL PROPERTIES	75,431,515

Cash and Cash Equivalents	2,894,921
Accounts Receivable—Trade	998,807
Prepaids and Other	268,100
Mortgage Escrows	2,956,443
Due from Affiliate	643,445
Loan Costs, Net	846,535
Franchise Fees, Net	212,753

8,821,004

TOTAL ASSETS	$84,252,519

LIABILITIES AND PARTNERS’ DEFICIT

LIABILITIES:
Mortgages Payable	$85,505,385
Accounts Payable	390,156
Accrued Compensation and Benefits	140,196
Accrued Expenses	1,317,854
Due to Affiliate	73,629

TOTAL LIABILITIES	87,427,220

PARTNERS’ DEFICIT	(3,174,701)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$84,252,519

WESTERN ACQUISITION HOTELS

COMBINED STATEMENT OF PARTNERS’ DEFICIT (UNAUDITED)

FOR THE PERIOD JANUARY 4, 2003 THROUGH SEPTEMBER 12, 2003

Balance, January 4, 2003	$(1,982,365)
Net Income	2,180,737
Equity Distributions	(3,373,073)

Balance, September 12, 2003	$(3,174,701)

COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE PERIOD JANUARY 4, 2003 THROUGH SEPTEMBER 12, 2003

REVENUES:
Rooms	$20,820,728
Food and Beverage	2,268,898
Telephone	222,553
Other Operating Departments	188,715

TOTAL REVENUES	23,500,894

EXPENSES:
Rooms	4,354,847
Food and Beverage	1,976,671
Telephone	98,859
General and Administrative	2,118,635
Marketing	1,410,662
Property Operations and Energy	1,972,268
Property Taxes and Insurance	1,684,666
Depreciation and Amortization	2,393,906
Management and Royalty Fees	1,467,064
Mortgage Interest	3,842,579

TOTAL EXPENSES	21,320,157

NET INCOME	$2,180,737

WESTERN ACQUISITION HOTELS

COMBINED STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE PERIOD JANUARY 4, 2003 THROUGH SEPTEMBER 12, 2003

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income	$2,180,737
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	2,141,221
Amortization	252,685
Change in:
Accounts Receivable—Trade	(543,183)
Prepaids and Other	(88,322)
Mortgage Escrows	(1,400,952)
Due From/To Affiliate	(649,563)
Accounts Payable	(41,042)
Accrued Expenses	(17,879)

NET CASH FLOWS FROM OPERATING ACTIVITIES	1,833,702

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Properties	(145,430)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Payment of Loan Costs	(464,654)
Mortgage Loan Proceeds	2,812,586
Mortgage Loan Curtailments	(821,068)
Equity Distributions	(3,373,072)

NET CASH FLOWS TO FINANCING ACTIVITIES	(1,846,208)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(157,936)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	3,052,857

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,894,921

APPLE HOSPITALITY FIVE, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003 (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Hospitality Five, Inc. (“Hospitality”) gives effect to the purchase of eight hotels located in Brownsville, TX, Dallas Fort Worth, TX, Dallas Park Central, TX, Houston, TX, Addison, TX, Harlingen, TX, Tucson, AZ and Las Vegas, NV all part of a collective purchase from affiliates of W.I. Realty I, LP, (“Western Hotels”) on October 30, 2003 and the purchase of a Hilton Garden Inn in Westbury, New York (“Westbury-HGI”) on December 5, 2003, as if the transactions had occurred on September 30, 2003. Hospitality purchased the Western hotels for an approximate aggregate purchase price of $131.8 million and the Westbury Hilton Garden Inn for an approximate purchase price of $19 million.

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western Hotels, Marriott International, Inc. or Hilton Hotels Corporation under agreements not materially different from historical contractual management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Hospitality, the historical balance sheets of the Western hotels, and the historical balance sheet of Westbury Hilton Garden Inn.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Hospitality is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2003, nor does it purport to represent the future financial position of Hospitality.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of Western Hotels and the historical balance sheets of Westbury Hilton Garden Inn, included in this prospectus.

BALANCE SHEET AS OF SEPTEMBER 30, 2003 (UNAUDITED)

	Company Historical Balance Sheet	Western Hotels	Westbury- HGI	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$168,857,870	$75,431,515	$12,820,489	$157,470,755	(B)
				(88,252,004	)(C)	$326,328,625
Cash and cash equivalents	84,420,539	2,894,921	—	(77,315,460	)(G)	10,000,000
Restricted cash—FF&E escrow	923,820	—	—	1,772,475	(L)	2,696,295
Due from third party manager, net	2,336,205	643,445	—	(643,445	)(H)	2,336,205
Mortgage escrows	—	2,956,443	—	(2,956,443	)(H)	—
Loan costs, net	—	846,535	—	(846,535	)(H)	—
Other assets	4,165,973	1,479,660	45,000	(1,017,000	)(D),(L)	4,673,633

Total Assets	$260,704,407	$84,252,519	$12,865,489	$(11,787,657)		$346,034,758

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage notes payable	$—	$85,505,385	$5,832,054	$(91,337,439	)(E)
				4,725,596	(K)	$4,725,596
Accounts payable and accrued expenses	843,928	1,708,010	1,134,332	(2,166,183	)(L)	1,520,087
Other accrued expenses	—	213,825	—	(213,825	)(E)	—

Total Liabilities	843,928	87,427,220	6,966,386	(88,991,851)		6,245,683
Shareholders’ equity/Partners’ capital
Class B Convertible Stock, no par value, authorized 240,000 shares	24,000	—	—	—		24,000
Members’ equity		(3,174,701)	5,899,103	(2,724,402	)(I)	—
Common stock, no par value, authorized 200,000,000 shares	263,523,396	—	—	79,928,596	(A)	343,451,992
Distribution greater than net income	(3,686,917)	—	—	—		(3,686,917)

Total Shareholders’ Equity	259,860,479	(3,174,701)	5,899,103	77,204,194		339,789,075

Total Liabilities and Shareholders’ Equity	$260,704,407	$84,252,519	$12,865,489	$(11,787,657)		$346,034,758

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	Represents incremental net proceeds of $79,928,596 from sale of 8,257,086 units subsequent to September 30, 2003 used to fund acquisitions (see Note B).

(B)	Total purchase price for the properties purchased after September 30, 2003 consists of the following. Purchase price allocation is preliminary and subject to change.

	Western Hotels	Westbury-HGI	Total combined
Purchase price per contract	$131,800,000	$19,000,000	$150,800,000
Escrows assumed	(2,266,527)	(13,608)	(2,280,135)
Liabilities assumed	5,401,755	—	5,401,755

Sub-total	134,935,228	18,986,392	153,921,620
Acquisition fee payable to Apple Suites Realty Group (2%)	2,636,000	380,000	3,016,000
Additional estimated closing costs	488,951	44,184	533,135

Total purchase price	$138,060,179	$19,410,576	$157,470,755

Total purchase price, net			$154,349,135
Less: Cash on hand to fund acquisitions			(74,420,539	)(J)

Net equity proceeds needed for acquisitions			$79,928,596

Purchase price, cash required to pay seller			$79,928,596
Net raise percentage			88.00%

Gross dollars needed to fund acquisitions			$90,827,950
Price per share			$11

Units required			8,257,086

(C)	Represents elimination of historical net carrying value of real estate under prior owner.

(D)	Represents elimination of net deferred loan costs and other intangible assets associated with prior owner.

(E)	Represents elimination of liabilities associated with prior owner, not assumed by the Company.

(F)	Intentionally not used.

(G)	Represents elimination of cash of $2,894,921 held by prior owners not acquired by the Company and use of cash on hand at September 30, 2003 of $74,420,539 used to fund acquisitions.

(H)	Represents elimination of historical accounts that will be paid to prior owners, as part of the respective purchase agreements.

(I)	Represents elimination of shareholders’ equity associated with the prior owner.

(J)	Represents cash on hand of $84,420,539 at September 30, 2003 less $10,000,000 required at September 30, 2003 to fund fourth quarter payment of dividends as well as cash utilized for working capital.

(K)	Represents assumption of secured mortgage debt in the amount of $4,725,596 for the Harlingen, Texas property. The note matures in June 2011 and the payment is made monthly for principal and interest.

(L)	Represents assumption of certain escrows in the amount of $2,280,136 and certain liabilities in the amount of $676,159 for certain properties within the Western Hotel portfolio and Westbury–HGI.

APPLE HOSPITALITY FIVE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2002 AND THE NINE MONTHS ENDED

SEPTEMBER 30, 2003

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple Hospitality Five, Inc. ("Hospitality") gives effect to the purchase of a Residence Inn by Marriott ("Marriott Residence Inn Houston") located in Houston, TX on January 3, 2003, a Residence Inn by Marriott ("Marriott Residence Inn Cypress") in Cypress, CA on May 3, 2003, the purchase of three Hilton Homewood Suites located in Colorado Springs, CO, Baton Rouge, LA, and Albuquerque, NM on February 26, 2003, the purchase of three Marriott Residence Inn hotels ("BRIAD Properties") located in Hauppage, NY, Somerset, NJ, and Cranbury, NJ on May 30, 2003, the purchase of a Residence Inn by Marriott in Nashville, TN on June 20, 2003, the purchase of a Springhill Suites by Marriott in Danbury, CT, and the purchase of a Courtyard by Marriott in Lebanon, NJ ("Briad 2") on August 30, 2003, the purchase of a Hilton Garden Inn in Tampa, Fl ("Tampa-HGI") on September 3, 2003, the purchase of a Homewood Suites by Hilton in Solon, OH ("Solon-HWS") on September 10, 2003 and the purchase of eight hotels located in Brownsville, TX, Dallas Fort Worth, TX, Dallas Park Central, TX, Houston, TX, Addison, TX, Harlingen, TX, Tuscon, AZ and Las Vegas, NV, all part of a collective purchase from an affiliate of W.I. Realty I, LP ("Western Hotels") on October 30, 2003, and the purchase of a Hilton Garden Inn in Westbury, NY ("Westbury-HGI") on December 5, 2003, as if the transactions had occurred on January 1, 2002. Hospitality purchased the Marriott Residence Inn Houston and the three Homewood Suites by Hilton during the first quarter of 2003 for an approximate aggregate purchase price of $46.5 million and the Marriott Residence Inn Nashville, the Marriott Residence Inn Cypress and the BRIAD Properties during the second quarter of 2003 for an approximate aggregate purchase price of $71.7 million. The Briad 2, Tampa-HGI and Solon-HWS properties were all acquired during the third quarter of 2003 for an aggregate purchase price of $48.8 million. The Western Hotels were purchased for an approximate aggregate purchase price of $131.8 million and Westbury-HGI was purchased for an approximate purchase price of $19 million; both were acquired in the fourth quarter. Operations commenced on the Westbury-HGI upon acquisition of the hotel, so there are no operations to report for the year ended December 31, 2002.

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned subsidiaries pursuant to master hotel lease arrangements. Residence Inn by Marriott, Courtyard by Marriott, Springhill Suites by Marriott, Marriott Suites, Texas Western Management Partners, L.P., Hilton Garden Inn and Homewood Suites by Hilton will continue to manage the hotels owned by Hospitality under agreements not materially different from historical contractual arrangements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of the Company, and the historical Statements of Operations of the Hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed on January 1, 2002, nor does it purport to represent the results of operations for future periods.

The unaudited pro forma condensed combined financial statements should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements of Hospitality, the financial statements of Westel Properties II, LTD, the financial statements of Cypress Marriott Residence Inn Hotel, the financial statements of Three Homewood Suites by Hilton, the financial statements of Three Marriott Residence Inn Hotels, the financial statements of Nashville Marriott Residence Inn Hotel, the financial statements of the Briad Lodging Group Danbury and the Briad Lodging Group Lebanon, the financial statements of YBOR Hilton Garden Inn, the financial statements of Solon Hotel II LLC, the financial statements of Western Hotels, and the financial statements of Westbury Hilton Garden Inn, included in this prospectus.

FOR THE YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

	Company Historical Statement of Operations (Sept. 20–Dec. 31)	Historical Marriott Residence Inn Houston (A)	Historical 3 Hilton Homewood Suites (A)	Historical Marriott Residence Inn Cypress (A)	Historical BRIAD Properties (A)		Historical Nashville (A)
Revenue:
Suite revenue	$—	$3,840,688	$8,757,599	$661,259	$3,678,868		$3,389,848
Other operating revenue	—	220,574	463,521	45,236	112,206		116,974
Interest income	—	9,029	—	—	—		—

Total revenue	—	4,070,291	9,221,120	706,495	3,791,074		3,506,822
Expenses:
Operating expenses	—	1,580,055	4,778,159	454,137	2,354,658		1,372,237
General and administrative	2,343	46,003	—	118,691	269,406		477,581
Franchise fees	—	192,035	313,469	—	—		—
Management fees	—	224,411	313,469	—	310,135		348,504
Amortization Expense	—	—	—	—	—		—
Taxes, insurance and other	2,525	210,135	443,792	25,689	103,785		166,189
Depreciation of real estate owned	—	345,442	1,745,549	95,477	607,161		341,768
Interest	282	367,301	—	—	364,902		—

Total expenses	5,150	2,965,382	7,594,438	693,994	4,010,047		2,706,279
Income tax expense	—	—	618,139	—	—		—

Net income before extraordinary items	$(5,150)	$1,104,909	$1,008,543	$12,501	$(218,973)		$800,543

Earnings per common share:
Basic and diluted	$(515)

Basic and diluted weighted average common shares outstanding	10

	Historical Briad 2 (A)	Historical Tampa-HGI (A)	Historical Solon-HWS (A)	Historical Western Hotels (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$315,709	$3,071,423	$932,916	$28,549,025	—		$53,197,335
Other operating revenue	16,302	455,161	47,987	4,519,299	—		5,997,260
Interest income	—	3,741	3,644	—	$(16,414	)(H)	—

Total revenue	332,011	3,530,325	984,547	33,068,324	(16,414)		59,194,595
Expenses:
Operating expenses	498,218	1,591,349	682,094	8,961,331	—		22,272,238
General and administrative	29,409	302,995	98,719	7,852,475	1,771,948	(B)	10,969,570
Franchise fees	—	153,571	37,300	—	—		696,375
Management fees	25,377	744,865	51,501	2,124,577	—		4,142,839
Amortization Expense		1,667	1,539	—	(3,206	)(C)	—
Taxes, insurance and other	4,014	194,168	40,487	2,105,434	—		3,296,218
Depreciation of real estate owned	79,307	356,145	195,139	3,903,375	(7,669,363	)(C)	6,061,609
					6,061,609	(D)
Interest	63,978	482,312	143,818	5,434,541	(6,443,212	)(E)	413,922

Total expenses	700,303	3,827,072	1,250,597	30,381,733	(6,282,224)		47,852,771
Income tax expense	—	—	—	—	(618,139	)(F)	—

Net income before extraordinary items	$(368,292)	$(296,747)	$(266,050)	$2,686,591	$6,883,949		$11,341,824

Earnings per common share:
Basic and diluted							$0.46

Basic and diluted weighted average common shares outstanding						(G)	24,697,288

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

	Company Historical Statement of Operations	Acquisition of 3 Hilton Homewood Suites (A)	Historical Marriott Residence Inn Cypress (A)	Historical BRIAD Properties (A)	Historical Nashville (A)		Historical Briad 2 (A)
Revenue:
Suite revenue	$15,710,807	$1,322,133	$1,254,124	$2,147,190	$1,610,215		$1,651,867
Other operating revenue	564,262	63,152	33,773	77,573	22,802		90,842
Interest income	404,362	—	—	—	—		—

Total revenue	16,679,431	1,385,285	1,287,897	2,224,763	1,633,017		1,742,709
Expenses:
Operating expenses	7,398,055	339,801	315,117	994,974	745,112		1,267,079
General and administrative	473,567	401,522	238,478	188,500	205,638		97,739
Franchise fees	250,961	52,885	—	—	81,651		—
Management fees	577,044	41,558	—	188,759	48,991		114,801
Permits, licenses & lease payments	—	—	—	—	7,325		—
Amortization expense	—	—	—	—	—		—
Taxes, insurance and other	828,492	99,560	75,935	137,004	165,883		115,261
Depreciation of real estate owned	1,918,278	147,281	146,899	403,727	—		375,037
Interest	182	—	401	286,878	—		226,069

Total expenses	11,446,579	1,082,607	776,830	2,199,842	1,254,600		2,195,986
Income tax expense	—	—	—	—	—		—

Net income	$5,232,852	$302,678	$511,067	$24,921	$378,417		$(453,277)

Earnings per common share:
Basic and diluted	$0.39

Basic and diluted weighted average common shares outstanding	13,506,889

	Historical Tampa- HGI (A)	Historical Solon- HWS (A)	Historical Western Hotels (A)	Historical Westbury- HGI(A)	Pro forma Adjustments		Total Pro Forma
Revenue:
Suite revenue	$2,287,032	$1,420,133	$22,363,406	—	—		$49,766,907
Other operating revenue	293,120	77,847	2,810,737	—	—		4,034,108
Interest income	1,531	—	—	—	$(405,893	)(H)	—

Total revenue	2,581,683	1,497,980	25,174,143	—	(405,893)		53,801,015
Expenses:
Operating expenses	1,112,024	629,237	6,840,565	—	—		19,641,964
General and administrative	281,232	180,488	5,963,847	$41,801	1,139,226	(B)	9,212,038
Franchise fees	114,351	56,806	—	—	—		556,654
Management fees	592,810	78,332	1,533,625	—	—		3,175,920
Permits, licenses & lease payments	—	—	—	—	—		7,325
Amortization expense	13,462	1,831	—	—	(13,173	)(C)	2,120
Taxes, insurance and other	133,404	79,759	1,840,121	—	—		3,475,419
Depreciation of real estate owned	163,401	367,096	2,393,906	—	(3,997,347	)(C)	6,224,255
					4,305,977	(D)
Interest	291,126	224,885	3,842,579	—	(4,564,652	)(E)	307,468

Total expenses	2,701,810	1,618,434	22,414,643	41,801	(3,129,968)		42,603,164
Income tax expense	—	—	—	—	—	(F)	—

Net income	$(120,127)	$(120,454)	$2,759,500	$(41,801)	$2,724,075		$11,197,851

Earnings per common share:
Basic and diluted							$0.37

Basic and diluted weighted average common shares outstanding					(G	)	30,620,829

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2002 for the respective periods prior to acquisition by the Company in 2003. Note that for properties whose construction was completed during 2002, operations were only included for the time since completion to December 31, 2002, for properties completed in 2003, operations were included since completion to September 30, 2003.

(B)	Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company. Those amounts are $673,223 and $1,098,725, respectively for the year ended December 31, 2002 and $416,237 and $722,989, respectively for the nine months ended September 30, 2003.

(C)	Represents elimination of historical depreciation and amortization expense of acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations, broken out as follows:

The Houston hotel, the three Homewood Suites, Nashville Residence Inn and Western Hotels began operations before January 1, 2002. The Cypress hotel began operations in November 2002, Hauppage in April 2002, Cranbury in October 2002, and Franklin in September 2002. Danbury began in October 2002, Lebanon in June 2003, Tampa in July 1999, and Solon in June 2002.

The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general. Depreciable assets are $12,283,995 for the Houston Residence Inn, $28,295,395 for the Three Homewood Suites hotels, $15,522,906 for the Cypress Residence Inn, $35,282,096 for the BRIAD Properties, $7,356,850 for Nashville, $10,163,849 for Danbury, $11,791,668 for Lebanon, $9,737,070 for Tampa, $7,984,797 for Solon, $113,683,096 for Western Hotels, and $14,963,780 for Westbury HGI.

	Houston	3 Homewood Suites	Cypress	BRIAD	Nashville	Danbury	Lebanon	Tampa- HGI	Solon- HWS	Western Hotels	Westbury- HGI	Total
Year ended December 31, 2002
Depreciation	$386,966	$941,963	$87,885	$511,005	$228,022	$89,036	$—	$350,474	$147,966	$3,318,292	$—	$6,061,609

Nine months ended September 30, 2003
Depreciation	$—	$156,994	$175,771	$434,088	$107,044	$236,439	$266,639	$235,597	$204,687	2,488,719	—	$4,305,977

(E)	All Hotels except for one of the Western Hotels were purchased for all cash; therefore, the interest related to prior owners debt was removed. Interest expense for the one Western Hotel in the amount of $ 413,640 as of December 31, 2002 and in the amount of $307,286 through September 30, 2003 was not eliminated as the debt was assumed by the Company.

(F)	Represents the elimination of income taxes of prior owner in the amount of $618,139.

Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(G)	Represents the number of shares assuming all properties were acquired at the beginning of the period presented, calculated as follows:

	Houston	3 Homewood Suites	Cypress	Hauppage	Franklin	Cranbury	Nashville
Total purchase price consists of the following:
Purchase price per contract	$14,300,000	$32,200,000	$19,000,000	$18,500,000	$13,000,000	$11,000,000	$8,800,000
Escrows assumed	(436,045)	—	—	—	—	—	—
Liabilities assumed	—	—	104,151	—	—	—	62,320

Sub-total	13,863,955	32,200,000	19,104,151	18,500,000	13,000,000	11,000,000	8,862,320
Acquisition fee payable to Apple Suites Realty Group	286,000	644,000	380,000	370,000	260,000	220,000	176,000
Additional estimated closing costs	100,000	200,000	67,904	67,201	67,201	67,201	14,163

Total purchase price	$14,249,955	$33,044,000	$19,552,055	$18,937,201	$13,327,201	$11,287,201	$9,052,483

Purchase Price, cash required to pay seller	$14,686,000	$33,044,000	$19,447,904	$18,937,201	$13,327,201	$11,287,201	$8,990,163
Net Raise Percentage	88%	88%	88%	88%	88%	88%	88%
Gross dollars needed to fund acquisitions	$16,688,636	$37,550,000	$22,099,891	$21,519,547	$15,144,547	$12,826,365	$10,216,094
Gross dollars needed from initial offering	$16,688,636	$33,311,364	—	—	—	—	—
Cost per share under initial offering	$10.50	$10.50

Shares from initial offering at $10.50 per share	1,589,394	3,172,511	—	—	—	—	—
Gross dollars needed after initial offering	—	$4,238,636	$22,099,891	$21,519,547	$15,144,547	$12,826,365	$10,216,094
Cost per share after initial offering	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00

Shares after initial offering at $11 per share	—	385,331	2,009,081	1,956,322	1,376,777	1,166,033	928,736

Total shares needed to fund acquisitions	1,589,394	3,557,841	2,009,081	1,956,322	1,376,777	1,166,033	928,736
Portion of 2002 hotel was in operation	100.0%	100.0%	16.7%	75.0%	33.3%	25.0%	100%
Weighted average share adjustment for year ended December 31, 2002	1,589,394	3,557,841	334,847	1,467,242	458,926	291,508	928,736
Portion of 2003 hotel was in operation	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted average share adjustment for period ended September 30, 2003	1,589,394	3,557,841	2,009,081	1,956,322	1,376,777	1,166,033	928,736

	Danbury	Lebanon	Tampa-HGI	Solon-HWS	Western Hotels	Westbury-HGI	All Properties
Total purchase price consists of the following:
Purchase price per contract	$11,500,000	$15,000,000	$12,250,000	$10,050,000	$131,800,000	$19,000,000	$316,400,000
Escrows assumed	—	—	—	—	(2,266,527)	(13,608)	(2,716,180)
Liabilities assumed	1,780	1,360	79,298	42,077	5,401,755	—	5,692,742

Sub-total	11,501,780	15,001,360	12,329,298	10,092,077	134,935,228	18,986,392	319,376,562
Acquisition fee payable to Apple Suites Realty Group	230,000	300,000	245,000	201,000	2,636,000	380,000	6,328,000
Additional estimated closing costs	39,054	37,375	23,043	70,342	488,951	44,184	1,286,618

Total purchase price	$11,770,834	$15,338,735	$12,597,341	$10,363,419	$138,060,179	$19,410,576	$326,991,180

Purchase Price, cash required to pay seller	$11,769,054	$15,337,375	$12,518,043	$10,321,342	$134,924,951	$19,424,184	$324,014,618
Net Raise Percentage	88%	88%	88%	88%	88%	88%	88%
Gross dollars needed to fund acquisitions	$13,373,925	$17,428,835	$14,225,049	$11,728,798	$153,323,808	$22,072,936	$368,198,430
Gross dollars needed from initial offering	—	—	—	—	—	—	$50,000,000
Cost per share under initial offering							$10.50

Shares from initial offering at $10.50 per share	—	—	—	—			4,761,905
Gross dollars needed after initial offering	$13,373,925	$17,428,835	$14,225,049	$11,728,798	$153,323,808	$22,072,936	$318,198,430
Cost per share after initial offering	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00	$11.00

Shares after initial offering at $11 per share	1,215,811	1,584,440	1,293,186	1,066,254	13,938,528	2,006,631	28,927,130

Total shares needed to fund acquisitions	1,215,811	1,584,440	1,293,186	1,066,254	13,938,528	2,006,631	33,689,035
Portion of 2002 hotel was in operation	25.0%	0.0%	100.0%	50.0%	100%	0%
Weighted average share adjustment for year ended December 31, 2002	303,953	—	1,293,186	533,127	13,938,528	—	24,697,288

Portion of 2003 hotel was in operation	100.0%	33.0%	100.0%	100.0%	100%	0%
Weighted average share adjustment for period ended September 30, 2003	1,215,811	522,865	1,293,186	1,066,254	13,938,528	—	30,620,829

(H)	Represents elimination of interest income on cash used to fund acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality Five, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight, President

December 30, 2003